UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2021

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Stock Yards Bancorp, Inc.

(Exact name of registrant as specified in its charter)

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Kentucky	001-13661	61-1137529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1040 East Main Street,

Louisville, Kentucky 40206

(Address of Principal Executive Offices) (Zip Code)

(502) 582-2571

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	SYBT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 3, 2021, Stock Yards Bancorp, Inc. (“Stock Yards”) issued a press release announcing the execution of an Agreement and Plan of Merger, dated as of August 3, 2021, by and among H. Troutman Merger Subsidiary, Inc., a Kentucky corporation and a wholly-owned subsidiary of Stock Yards, Stock Yards, and Commonwealth Bancshares, Inc., the parent company of Commonwealth Bank & Trust Company.

Also on August 3, 2021, Stock Yards made available an investor presentation regarding the proposed transaction. Copies of the press release and investor presentation are filed as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

s(d)  Exhibits

The following items are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
99.1	Press release of Stock Yards Bancorp, Inc., dated August 3, 2021
99.2	Investor presentation of Stock Yards Bancorp, Inc., dated August 3, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

Forward-Looking Statements

Certain statements contained in this communication, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections, and benefits relating to the proposed merger transaction between Stock Yards Bancorp, Inc. (“Stock Yards”) and Commonwealth Bancshares, Inc. (“Commonwealth”) which are subject to numerous assumptions, risks and uncertainties. Words or phrases such as “anticipate,” “believe,” “aim,” “can,” “conclude,” “continue,” “could,” “estimate,” “expect,” “foresee,” “goal,” “intend,” “may,” “might,” “outlook,” “possible,” “plan,” “predict,” “project,” “potential,” “seek,” “should,” “target,” “will,” “will likely,” “would,” or the negative of these terms or other comparable terminology, as well as similar expressions, are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Please refer to Stock Yards’ Annual Report on Form 10-K for the year ended December 31, 2020, and its Quarterly Report on Form 10-Q for the three months ended March 31, 2021, as well as its other filings with the SEC for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors disclosed in reports filed by Stock Yards with the SEC, risks and uncertainties for Stock Yards, Commonwealth and the combined company include, but are not limited to: the possibility that some or all of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of Commonwealth’s operations with those of Stock Yards will be materially delayed or will be more costly or difficult than expected; the parties’ inability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the inability to complete the merger due to the failure of Commonwealth’s shareholders to adopt the merger agreement; the failure to satisfy other conditions to completion of the merger, including receipt of required regulatory and other approvals; the failure of the proposed transaction to close for any other reason; diversion of management's attention from ongoing business operations and opportunities due to the merger; the challenges of integrating and retaining key employees; the effect of the announcement of the merger on Stock Yards’, Commonwealth’s or the combined company’s respective customer and employee relationships and operating results; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; dilution caused by Stock Yards’ issuance of additional shares of Stock Yards common stock in connection with the merger; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and the business, results of operations and financial condition of Stock Yards, Commonwealth and the combined company; and general competitive, economic, political and market conditions and fluctuations. All forward-looking statements included in this communication are made as of the date hereof and are based on information available at that time. Except as required by law, neither Stock Yards nor Commonwealth assumes any obligation to update any forward-looking statement to reflect events or circumstances that occur after the date the forward-looking statements were made.

Additional Information Regarding the Proposed Transaction

This communication in respect of the proposed merger transaction between Stock Yards and Commonwealth is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities. In connection with the proposed transaction, Stock Yards and Commonwealth will prepare a proxy statement of Commonwealth that also constitutes an offering circular of Stock Yards which, when finalized, will be sent to the shareholders of Commonwealth seeking their approval of the merger-related proposals. The shares of Stock Yards common stock to be issued to Commonwealth shareholders in the proposed merger will not be registered under the Securities Act of 1933, as amended, or under any state securities laws, and those shares may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act, which will be more fully described in the proxy statement/offering circular. The proxy statement/offering circular will be delivered to Commonwealth shareholders when available. This communication is not a substitute for the proxy statement/offering circular or any other document that Stock Yards may file with the SEC. COMMONWEALTH SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/OFFERING CIRCULAR, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STOCK YARDS, COMMONWEALTH AND THE PROPOSED TRANSACTION. Other documents relating to the merger transaction filed by Stock Yards can be obtained free of charge from the SEC’s website at www.sec.gov. Documents filed by Stock Yards also can be obtained free of charge by accessing Stock Yards’ website at www.syb.com under the tab “Investors Relations” and then under “SEC Filings.” Alternatively, these documents and the proxy statement/offering circular, when available, can be obtained free of charge from Stock Yards upon written request to Stock Yards, Attention: Chief Financial Officer, 1040 East Main Street, Louisville, Kentucky 40206 or by calling (502) 582-2571, or to Commonwealth, Attention: Chief Financial Officer, 4350 Brownsboro Road Suite 310, Louisville, Kentucky 40207 or by calling (502) 259-2200.

Participants in the Solicitation

Stock Yards, Commonwealth and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Commonwealth’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Stock Yards and their ownership of Stock Yards common stock is set forth in the definitive proxy statement for Stock Yards’ 2021 annual meeting of shareholders, as previously filed with the SEC on March 12, 2021, and Stock Yards’ Annual Report on Form 10-K for the year ended December 31, 2020, as previously filed with the SEC on February 26, 2021, as well as other documents filed with the SEC. Information about the directors and executive officers of Commonwealth and their ownership of Commonwealth common stock, as well as additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by securities holdings or otherwise, will be included in the proxy statement/offering circular when it becomes available. You may obtain free copies of these documents from Stock Yards or Commonwealth using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of the proxy statement/offering circular described in the preceding paragraphs.

Non-GAAP Measures

This communication contains certain non-generally accepted accounting principle (“GAAP”) financial measures of Stock Yards and Commonwealth determined by methods other than in accordance with GAAP. Non-GAAP financial measures are utilized to provide meaningful supplemental information regarding performance. Stock Yards believes these non-GAAP measures are beneficial in assessing operating results and related trends, and when planning and forecasting future periods. These non-GAAP disclosures should be considered in addition to, and not as a substitute for or preferable to, financial results determined in accordance with GAAP. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stock Yards Bancorp, Inc.

Date: August 3, 2021	By:	/s/ T. Clay Stinnett
T. Clay Stinnett
Executive Vice President, Treasurer and Chief Financial Officer